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                                                                    Exhibit 4(l)

                                   FORM OF
                  AMENDED AND RESTATED DECLARATION OF TRUST

                          HUNTINGTON CAPITAL _______

                     Dated as of _________________, 19__



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                           HUNTINGTON CAPITAL _______

     Certain Sections of this Declaration of Trust relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture                                                      Declaration
  Act Section                                                          Section
  -----------                                                          -------

Section 310 (a)(1), .................................................6.3(a)(iii)
            (a)(2) ..................................................6.3(a)(iii)
            (a)(3) ..........................................................6.9
            (a)(4) ..........................................................3.6
            (b)...........................................................6.3(c)

Section 311 (a)...........................................................2.2(b)
            (b)...........................................................2.2(b)

Section 312 (a)...........................................................2.2(b)
            (b)..............................................................2.2
            (c)..............................................................2.2

Section 313 (a)..............................................................2.3
            (a)(4)...........................................................2.3
            (b)..............................................................2.3
            (c)..............................................................2.3
            (d)..............................................................2.3

Section 314 (a)..............................................................2.4
            (b)...................................................Not Applicable
            (c)(1)...........................................................2.5
            (c)(2)...........................................................2.5
            (c)(3)................................................Not Applicable
            (d)...................................................Not Applicable
            (e).........................................................1.1, 2.4

Section 315 (a)..............................................................3.6
            (b)..............................................................3.6
            (c)..............................................................3.6
            (d)..............................................................3.6
            (e)...................................................Not Applicable

Section 316 (a)...................................................Not Applicable
            (a)(1)(A).............................................Not Applicable
            (a)(1)(B).............................................Not Applicable
            (a)(2)................................................Not Applicable
            (b)..............................................................2.1
            (c)...........................................................3.6(e)

Section 317 (a)(1)................................................Not Applicable
            (a)(2)................................................Not Applicable
            (b)......................................................3.8(g), (h)

Section 318 (a)..............................................................2.1


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Declaration of Trust.
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                               TABLE OF CONTENTS

ARTICLE 1

INTERPRETATION AND DEFINITIONS............................................................1

Section 1.1 Interpretation and Definitions................................................1

         Administrative Action............................................................2
         Affiliate........................................................................2
         Authorized Officer...............................................................2
         Business Day.....................................................................2
         Business Trust Act...............................................................2
         Capital Security.................................................................2
         Capital Security Beneficial Owner................................................2
         Capital Security Certificate.....................................................2
         Certificate......................................................................2
         Certificate of Trust.............................................................2
         Closing Date.....................................................................2
         Code.............................................................................2
         Commission.......................................................................3
         Common Securities Holder.........................................................3
         Common Security..................................................................3
         Common Security Certificate......................................................3
         Compounded Distributions.........................................................3
         Corporate Trust Office...........................................................3
         Covered Person...................................................................3
         Custodian........................................................................3
         Debenture Issuer.................................................................3
         Debenture Issuer Indemnified Person..............................................3
         Debenture Trustee................................................................3
         Debentures.......................................................................4
         Declaration Trustees.............................................................4
         Delaware Trustee.................................................................4
         Depository.......................................................................4
         Direct Action....................................................................4
         Distribution.....................................................................4
         Exchange Act.....................................................................4
         Federal Reserve..................................................................4
         Fiduciary Indemnified Person.....................................................4
         Fiscal Year......................................................................4
         Global Security..................................................................5
         Guarantee........................................................................5
         Holder...........................................................................5
         Indemnified Person...............................................................5
         Indenture........................................................................5
         Indenture Event of Default.......................................................5
         Investment Company...............................................................5
         Investment Company Act...........................................................6
         Investment Company Event.........................................................6
         Legal Action.....................................................................6
         Like Amount......................................................................6
         List of Holders..................................................................6
         Liquidation Amount...............................................................6



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
         Liquidation Distribution.........................................................6
         Majority in Liquidation Amount...................................................6
         Officers' Certificate............................................................6
         Paying Agent.....................................................................6
         Payment Amount...................................................................6
         Person...........................................................................6
         Property Account.................................................................7
         Property Trustee.................................................................7
         Pro Rata.........................................................................7
         Quorum...........................................................................7
         Redemption/Distribution Notice...................................................8
         Redemption Price.................................................................8
         Regular Trustee..................................................................9
         Regulatory Capital Event........................................................10
         Related Party...................................................................10
         Responsible Officer.............................................................11
         Rule 3a-7.......................................................................14
         Securities......................................................................17
         Securities Act..................................................................20
         Security Register...............................................................20
         Security Registrar..............................................................20
         Special Event...................................................................20
         Sponsor  .......................................................................22
         Successor Delaware Trustee......................................................22
         Successor Entity................................................................23
         Successor Property Trustee......................................................23
         Successor Security..............................................................24
         Super Majority..................................................................24
         Tax Event.......................................................................25
         10% in Liquidation Amount.......................................................25
         10% in Liquidation Value........................................................26
         Treasury Regulations............................................................26
         Trust Enforcement Event.........................................................27
         Trust Indenture Act.............................................................27
         Trustee" or "Trustees...........................................................28
         Trustees' Authorization Certificate.............................................29


ARTICLE 2

TRUST INDENTURE ACT......................................................................30

Section 2.1  Trust Indenture Act; Application............................................32
Section 2.2  Lists of Holders of Securities..............................................33
Section 2.3  Reports by the Property Trustee.............................................33
Section 2.4  Periodic Reports to the Property Trustee....................................34
Section 2.5  Evidence of Compliance with Conditions Precedent............................34
Section 2.6  Trust Enforcement Events; Waiver............................................34
Section 2.7  Trust Enforcement Event; Notice.............................................36

ARTICLE 3

ORGANIZATION.............................................................................36

Section 3.1  Name and Organization.......................................................37
Section 3.2  Office......................................................................37
Section 3.3  Purpose.....................................................................37


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
Section 3.4  Authority...................................................................38
Section 3.5  Title to Property of the Trust..............................................38
Section 3.6  Powers and Duties of the Regular Trustees...................................39
Section 3.7  Prohibition of Actions by the Trust and the Trustees........................40
Section 3.8  Powers and Duties of the Property Trustee...................................41
Section 3.9  Certain Duties and Responsibilities of the Property Trustee.................41
Section 3.10  Certain Rights of Property Trustee.........................................41
Section 3.11  Delaware Trustee...........................................................41
Section 3.12  Execution of Documents.....................................................41
Section 3.13  Not Responsible for Recitals or Issuance of Securities.....................42
Section 3.14  Duration of Trust..........................................................42
Section 3.15  Mergers....................................................................43
Section 3.16  Property Trustee May File Proofs of Claim..................................45

ARTICLE 4

SPONSOR..................................................................................45

Section 4.1  Responsibilities of the Sponsor.............................................45
Section 4.2  Compensation, Indemnification, and Expenses of the Trustee..................46

ARTICLE 5

TRUST COMMON SECURITIES HOLDER...........................................................46

Section 5.1  Debenture Issuer's Purchase of Common Securities............................47
Section 5.2  Covenants of the Common Securities Holder...................................47

ARTICLE 6

TRUSTEES.................................................................................47

Section 6.1  Number of Trustees..........................................................47
Section 6.2  Delaware Trustee............................................................47
Section 6.3  Property Trustee; Eligibility...............................................47
Section 6.4  Qualifications of Regular Trustees and Delaware Trustee Generally...........47
Section 6.5  Initial Regular Trustees....................................................25
Section 6.6  Appointment, Removal, and Resignation of Trustees...........................25
Section 6.7  Vacancies among Trustees....................................................26
Section 6.8  Effect of Vacancies.........................................................26
Section 6.9  Delegation of Power.........................................................26
Section 6.10  Merger, Conversion, Consolidation, or Succession to Business...............27

ARTICLE 7

THE SECURITIES...........................................................................27

Section 7.1  General Provisions Regarding Securities.....................................27
Section 7.2  Distributions...............................................................28
Section 7.3  Redemption of Securities; Distribution of Debenture.........................29
Section 7.4  Redemption Procedures.......................................................29
Section 7.5  Voting Rights of Capital Securities.........................................30
Section 7.6  Voting Rights of Common Securities..........................................32
Section 7.7  Paying Agent................................................................33
Section 7.8  Transfer of Securities.  ...................................................33
Section 7.9  Mutilated, Destroyed, Lost, or Stolen Certificates..........................34
Section 7.10  Deemed Security Holders....................................................34



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
Section 7.11  Global Securities..........................................................34

ARTICLE 8

DISSOLUTION AND TERMINATION OF TRUST.....................................................36

Section 8.1  Dissolution and Termination of Trust........................................36
Section 8.2  Liquidation Distribution Upon Termination and Dissolution of the Trust......37

ARTICLE 9

LIMITATION OF LIABILITY OF
HOLDERS OF SECURITIES, TRUSTEES, OR OTHERS

Section 9.1  Liability...................................................................37
Section 9.2  Exculpation.................................................................38
Section 9.3  Fiduciary Duty..............................................................38
Section 9.4  Indemnification.............................................................39
Section 9.5  Outside Businesses..........................................................40

ARTICLE 10

ACCOUNTING

Section 10.1  Fiscal Year................................................................41
Section 10.2  Certain Accounting Matters.................................................41
Section 10.3  Banking....................................................................41
Section 10.4  Withholding................................................................41

ARTICLE 11

AMENDMENTS AND MEETINGS..................................................................42

Section 11.1  Amendments.................................................................42
Section 11.2  Meetings of the Holders of Securities; Action by Written Consent...........43

ARTICLE 12

REPRESENTATIONS OF PROPERTY TRUSTEE
AND DELAWARE TRUSTEE.....................................................................45

Section 12.1  Representations and Warranties of the Property Trustee.....................45
Section 12.2  Representations and Warranties of the Delaware Trustee.....................45

ARTICLE 13

MISCELLANEOUS............................................................................46

Section 13.1  Notices....................................................................46
Section 13.2  Governing Law..............................................................47
Section 13.3  Intention of the Parties...................................................47
Section 13.4  Headings...................................................................47
Section 13.5  Successors and Assigns.....................................................47
Section 13.6  Partial Enforceability.....................................................47
Section 13.7  Counterparts...............................................................47
Section 13.8  Undertaking for Costs......................................................47



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                    AMENDED AND RESTATED DECLARATION OF TRUST
                           OF HUNTINGTON CAPITAL ____

                  THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated as of ____________, 19__, among HUNTINGTON BANCSHARES INCORPORATED, a Maryland corporation, as Sponsor, and Milton D. Baughman, Beth
A. Russell, and Paul V. Sebert, as the initial Regular Trustees, THE CHASE MANHATTAN BANK, a New York banking corporation, as the initial Property Trustee, and CHASE MANHATTAN BANK DELAWARE as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the assets of the Trust to be issued pursuant to this Declaration.

                 WHEREAS, the Sponsor, the Delaware Trustee, and a Regular Trustee established Huntington Capital ____ (the "Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust, dated as of May 21, 1998 (the "Original Declaration"), and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on May 21, 1998; and

                 WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures issued by the Debenture Issuer and to engage in only those activities necessary or incidental thereto; and

                 WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

                 NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                    ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

                 Section 1.1  Interpretation and Definitions.

                 Unless the context otherwise requires:

                 (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                 (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented, or amended from time to time;

                 (d) all references in this Declaration to Articles and Sections are to Articles and Sections of this Declaration unless otherwise specified;

                 (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                 (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

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                 "Affiliate" has the same meaning as given to that term in Rule
405 of the Securities Act or any successor rule thereunder.

                 "Authorized Officer" of a Person means the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the company.

                 "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York or the City of Columbus are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee is closed for business.

                 "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801, et seq., as it may be amended from time to time, or any successor legislation.

                 "Capital Security" has the meaning specified in Section 7.1(a).

                 "Capital Security Beneficial Owner" means, with respect to any beneficial interest in a Global Security, ownership and transfers of which shall be maintained and made through book entries by a Depository, a Person who is the beneficial owner of such beneficial interest, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (as a direct or indirect participant, in each case in accordance with the rules of such Depository).

                 "Capital Security Certificate" means a certificate representing a Capital Security.

                 "Certificate" means a Common Security Certificate or a Capital Security Certificate.

                 "Certificate of Trust" has the meaning specified in the recitals hereto.

                 "Closing Date" means the date or dates on which the Capital Securities are issued and sold.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Securities Holder" means Huntington Bancshares Incorporated in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

                 "Common Security" has the meaning specified in Section 7.1(a).

                 "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security.

                 "Compounded Distributions" has the meaning specified in Section 7.2(a).

                 "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Services.

                 "Covered Person" means (a) any trustee, officer, director, shareholder, partner, member, representative, employee, or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                 "Custodian" means The Chase Manhattan Bank.

                 "Debenture Issuer" means Huntington Bancshares Incorporated in its capacity as issuer of the Debentures under the Indenture.

                 "Debenture Issuer Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officer, director, shareholder, member, partner, employee, representative, or agent of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee, or agent of the Trust or its Affiliates.

                 "Debenture Trustee" means The Chase Manhattan Bank, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                 "Debentures" means the Securities (as defined in the Indenture) to be issued by the Debenture Issuer and to be held by the Property Trustee.

                 "Declaration Trustees" means collectively, the Regular Trustees, Property Trustee, and the Delaware Trustee.

                 "Delaware Trustee" has the meaning set forth in Section 6.2.

                 "Depository" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depository for such Securities.

                 "Direct Action"  has the meaning set forth in Section 3.8(e).

                 "Distribution" means a distribution payable to Holders of Securities in accordance with Section 7.2.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                 "Federal Reserve" means the Board of Governors of the Federal Reserve System, as from time to time constituted, or if at any time after the execution of this Indenture the Federal Reserve is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

                 "Fiduciary Indemnified Person" has the meaning set forth in
Section 94.4(b).

                 "Fiscal Year" has the meaning set forth in Section 10.1.

                 "Global Security" has the meaning set forth in Section 7.11.

                 "Guarantee" means the guarantee agreement of the Sponsor in respect of the Capital Securities and the Common Securities.

                 "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Capital Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Capital Securities remain in the form of one or more Global Securities, the term "Holders" shall mean the holder of the Global Security acting at the direction of the beneficial owners of the Capital Securities.

                 "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

                 "Indenture" means the Indenture, dated as of June 4, 1998, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

                 "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

                 "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

                 "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Investment Company Event" means the receipt by the Trust of an opinion of counsel, rendered by a law firm experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency, or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

                 "Legal Action" has the meaning set forth in Section 3.6(g).

                 "Like Amount" means (a) with respect to a redemption of Securities, Securities having a Liquidation Amount equal to the principal amount of corresponding Debentures to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Securities, and (b) with respect to a Distribution of corresponding Debentures to Holders of any Securities in connection with a dissolution or liquidation of the Trust, corresponding Debentures having a principal amount equal to the Liquidation Amount of the Securities in respect of which a Distribution is made.

                 "List of Holders" has the meaning specified in Section 2.2(a).

                 "Liquidation Amount" or "Liquidation Value" means the stated amount of $_____ per Security.

                 "Liquidation Distribution" has the meaning specified in Section 8.2(a).

                 "Majority in Liquidation Amount" or "Majority in Liquidation Value" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                 "Officers' Certificate" means, with respect to any Person (other than Regular Trustees who are natural persons), a certificate signed by two Authorized Officers of such Person on behalf of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                 (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                 (b) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (c) a statement as to whether, in the opinion of each such officer and on behalf of such Person, such condition or covenant has been complied with; provided, that the term "Officers' Certificate", when used with reference to Regular Trustees who are natural persons shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

                 "Paying Agent" has the meaning specified in Section 7.7.

                 "Payment Amount" has the meaning specified in Section 7.2(a).

                 "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                 "Property Account" has the meaning specified in Section 3.8(c).

                 "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

                 "Pro Rata" means pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding.

                 "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                 "Redemption/Distribution Notice" has the meaning specified in
Section 7.4.

                 "Redemption Price" has the meaning specified in Section 7.3(a).

                 "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                 "Regulatory Capital Event" means that the Debenture Issuer shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any rules, guidelines, or policies of the Federal Reserve or (b) any official or administrative pronouncement or action or judicial decision for interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Capital Securities, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute Tier 1 capital (or its then equivalent); provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

                 "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor.

                 "Responsible Officer", when used with respect to the Property Trustee, means any officer within the Corporate Trust Office, including any Vice-President, any Assistant Vice-President, the Secretary, any Assistant Secretary or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                 "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

                 "Securities" means the Common Securities and the Capital Securities.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                 "Security Register" has the meaning specified in Section
7.8(a).

                 "Security Registrar" has the meaning specified in Section
7.8(a).

                 "Special Event" means a Tax Event, a Regulatory Capital Event or an Investment Company Event.

                 "Sponsor" means Huntington Bancshares Incorporated, a Maryland corporation, or any successor entity in a merger, consolidation, or amalgamation, in its capacity as sponsor of the Trust.

                 "Successor Delaware Trustee" has the meaning specified in
Section 6.6(b).

                 "Successor Entity" has the meaning specified in Section 3.15(b)(i).

                 "Successor Property Trustee" has the meaning specified in
Section 6.6(b).

                 "Successor Security" has the meaning specified in Section 3.15(b)(i)b.

                 "Super Majority" has the meaning set forth in Section
2.6(a)(ii).

                  "Tax Event" means the receipt by the Trust of an opinion of counsel, rendered by a law firm experienced in such matters, to the effect that, as a result of (a) any amendment to, clarification of, change in, or announced proposed change in the laws (or any regulations promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any judicial decision, any official administrative pronouncement, ruling (including any private letter ruling or technical advice memorandum or field service advice), revenue agent's report, regulatory procedure, notice, or pronouncement, including any notice or announcement of intent to adopt such procedures or regulation (an "Administrative Action"), regardless of whether such judicial decision or Administrative Action is issued to or in connection with a proceeding involving the Company or a Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action, or decision is enacted, promulgated, or announced in each case, is taken on or after the date of original issuance of the Capital Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Securities, (ii) interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion, will not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimus amount of other taxes, duties, or other governmental charges.

                 "10% in Liquidation Amount" or "10% in Liquidation Value" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation, or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                 "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                 "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                 "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                 "Trustees' Authorization Certificate" means a written certificate signed by two of the Regular Trustees for the purpose of establishing the terms and form of the Capital Securities and the Common Securities as determined by the Regular Trustees.


                                    ARTICLE 2

                               TRUST INDENTURE ACT

                 Section 2.1  Trust Indenture Act; Application.

                 (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                 (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                 (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                 (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

                 Section 2.2  Lists of Holders of Securities.

                 (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), (i) not later than June 30 and December 31 of each year and current as of such date, and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may, but shall not be obligated to, destroy any List of Holders previously given to it on receipt of a new List of Holders.

                 (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                 Section 2.3  Reports by the Property Trustee.

                 Within 60 days after May 15 of each year (commencing in the year of the first anniversary of the issuance of the Capital Securities), the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

                 Section 2.4  Periodic Reports to the Property Trustee.

                 Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act and an Officer's Certificate as to its compliance with all conditions and covenants under this Declaration on an annual basis on or before 120 days after the end of each fiscal year of the Sponsor.

                 Section 2.5  Evidence of Compliance with Conditions Precedent.

                 Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) shall be given in the form of an Officers' Certificate.

                 Section 2.6  Trust Enforcement Events; Waiver.

                 (a) The Holders of a Majority in Liquidation Amount of the Capital Securities may, by vote or written consent, on behalf of the Holders of all of the Capital Securities, waive any past Trust Enforcement Event in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                      (i) is not waivable under the Indenture, the Trust Enforcement Event under the Declaration shall also not be waivable; or

                      (ii) requires the consent or vote of greater than a
                           majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                 The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Capital Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Trust Enforcement Event with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                 (b) The Holders of a Majority in Liquidation Amount of the Capital Securities will have the right to direct the time, method, and place of conducting any proceeding of any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as Holder of the Debentures.

                 (c) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                      (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section
                           2.6(c), the Trust Enforcement Event under the Declaration shall also not be waivable; or

                      (ii) requires the consent or vote of a Super Majority to
                           be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section
                           2.6(c), the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Capital Securities have been cured, waived, or otherwise eliminated, and until such Trust Enforcement Events with respect to the Capital Securities have been so cured, waived, or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section
2.6(c), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

                 (d) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Capital Securities under this Declaration. The foregoing provisions of this Section 2.6(c)(ii) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                 Section 2.7  Trust Enforcement Event; Notice.

                 (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                 (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                      (i) a default under Sections 501(1) and 501(2) of the Indenture; or

                      (ii) any default as to which the Property Trustee shall
                           have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.


                                    ARTICLE 3

                                  ORGANIZATION

                 Section 3.1  Name and Organization.

                 The Trust hereby continued is named "Huntington Capital ___" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

                 Section 3.2  Office.

                 The address of the principal executive office of the Trust is c/o Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Judith D. Fisher. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

                 Section 3.3  Purpose.

                 The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt, or reinvest proceeds derived from investments, mortgage, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

                 By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Capital Securities or Common Securities, or the Capital Security Beneficial Owners will take any position which is contrary to the classification of the Trust as a grantor trust for United States federal income tax purposes.

                 Section 3.4  Authority.

                 Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                 (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                 (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6(b); and

                 (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

                 Section 3.5 Title to Property of the Trust.

                 Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

                 Section 3.6  Powers and Duties of the Regular Trustees.

                 The Regular Trustees shall have the power, duty and authority to cause the Trust to engage in the following activities, subject to the limitations and restrictions of applicable laws:

                 (a) to establish the terms and form of the Capital Securities and the Common Securities in the manner specified in Section 7.1 and issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, that there shall be no interests in the Trust other than the Securities, and no more than one series of Common Securities and one series of Capital Securities;

                 (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                      (i) (A) assist in the preparation and filing with the Commission of a registration statement, relating to the registration of the Capital Securities under
                            Section 12(b) or 12(g) of the Exchange Act, (B) assist in the preparation of an underwriting agreement providing for the sale of the Capital Securities, on such terms as the Sponsor deems appropriate, and (C) assist in the preparation and filing of an application, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market or any foreign national stock exchange for listing of any Capital Securities, the Guarantee and the Debentures;

                      (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale; and

                      (iii) execute and deliver letters or documents to, or
                            instruments with, the Depository relating to the Capital Securities.

                 (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of the Common Securities;

                 (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

                 (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                 (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

                 (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                 (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to and pay reasonable compensation for such services;

                 (i) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                 (j) to act as, or appoint another Person to act as, registrar, paying agent, and transfer agent for the Securities;

                 (k) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

                 (l) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises, and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                 (m) to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in
Section 3.3 or the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                      (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                      (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                      (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

                 (n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

                 (o) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

                   No provision of this Declaration shall be construed to relieve a Regular Trustee from liability for his own negligent action, his own negligent failure to act, or his own willful misconduct, except that:

                      (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of such Trust Enforcement Event that may have occurred:

                            (A) the duties and obligations of the Regular
                                Trustees shall be determined solely by the express provisions of this Declaration and the Regular Trustees shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Regular Trustees; and

                            (B) in the absence of bad faith on the part of a
                                Regular Trustee, such Regular Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such Regular Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to such Regular Trustee, such Regular Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Declaration;

                      (ii) a Regular Trustee shall not be liable for any error of judgment made in good faith unless it shall be proved that such Regular Trustee was negligent in ascertaining the pertinent facts;

                      (iii) no provision of this Declaration shall require a Regular Trustee to expend or risk his own funds or otherwise incur personal financial liability in the performance of any of his duties or in the exercise of any of his rights or powers, if he shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to him under the terms of this Declaration or indemnity reasonably satisfactory to such Regular Trustee against such risk or liability is not reasonably assured to him;

                      (iv) a Regular Trustee shall not be responsible for monitoring the compliance by the Property Trustee or the Sponsor with their respective duties under this Declaration, nor shall such Regular Trustee be liable for any default or misconduct of the Property Trustee or the Sponsor;

                      (v) a Regular Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by him to be genuine and to have been signed, sent, or presented by the proper party or parties;

                      (vi) a Regular Trustee shall have no duty to see to any recording, filing, or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling, or registration thereof;

                      (vii) the Regular Trustees may consult with counsel or other experts of their selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by them hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Regular Trustees shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                      (viii) the Regular Trustees shall be under no obligation
                             to exercise any of the rights or powers vested in them by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Regular Trustees security and indemnity, reasonably satisfactory to the Regular Trustees, against the costs, expenses (including attorneys' fees and expenses), and liabilities that might be incurred by them in complying with such request or direction, including such reasonable advances as may be requested by them;

                      (ix) a Regular Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but he, in his discretion, may make such further inquiry or investigation into such facts or matters as he may see fit;

                      (x) a Regular Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees, or attorneys and such Regular Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by him hereunder;

                      (xi) any action taken by a Regular Trustee or his agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of such Regular Trustee or his agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of such Regular Trustee to so act or as to his compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by such Regular Trustee's or his agent's taking such action;

                      (xii) except as otherwise expressly provided by this Declaration, a Regular Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                      (xiii) a Regular Trustee shall not be liable for any
                             action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                 The Regular Trustees shall exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and subject to the limitations and restrictions of applicable law, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3 or that is inconsistent with or in contravention of any applicable law.

                 Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

                 Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

                 Section 3.7 Prohibition of Actions by the Trust and the Trustees.

                 (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                      (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                      (ii) acquire any assets other than the Debentures (and any interest or proceeds received thereon) and the Guarantee (and the proceeds received thereon or with respect thereto);

                      (iii) possess Trust property for other than a Trust purpose;

                      (iv)   make any loans or incur any indebtedness;

                      (v) possess any power or otherwise act in such a way as to vary the Trust assets;

                      (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                      (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                      (viii) other than as provided in this Declaration or by
                             the terms of the Securities, (A) direct the time, method, and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification, or termination of the Indenture or the Debentures where such consent shall be required unless, in each case, the Trust shall have received (A) the prior approval of the Majority in Liquidation Amount of the Capital Securities; provided, however, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate liquidation amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action and (B) an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will not be classified as a grantor trust for United States federal income tax purposes; or

                      (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes; or

                      (x) revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except pursuant to a subsequent vote of the Holders of the Capital Securities.

                 Section 3.8  Powers and Duties of the Property Trustee.

                 (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title, and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section
6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                 (b) The Property Trustee shall not transfer its right, title, and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                 (c) The Property Trustee shall:

                      (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                      (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                      (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event.

                 (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

                 (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal (or premium, if any) on the Debentures on the date such interest or principal (or premium, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may, to the fullest extent permitted by law, directly institute a proceeding for enforcement of payment to such Holder of the principal of (or premium, if any) or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Security of such Holder (a "Direct Action"), on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise any such right of subrogation so long as an Trust Enforcement Event with respect to the Capital Securities has occurred and is continuing. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

                 (f) The Property Trustee shall continue to serve as a Trustee until either:

                    (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities;

                    (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6; or

                   (iii) the Property Trustee has resigned in accordance with
                         Section 6.6.

                 (g) Subject to such limitations as are necessary to insure compliance with Section 3.3, the Property Trustee shall have the legal power to exercise all of the rights, powers, and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                 (h) The Property Trustee may authorize one or more Paying Agents to pay Distributions, redemption payments, or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee. In the event the Capital Securities do not remain in the form of one or more Global Securities, the Property Trustee will act as Paying Agent. The Property Trustee may designate additional or substitute Paying Agents at any time.

                 (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers, or authority of the Regular Trustees set forth in Section 3.6.

                 The Property Trustee shall exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and subject to the limitations and restrictions of applicable law, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

                 Section 3.9 Certain Duties and Responsibilities of the Property Trustee.
                 (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                 (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                         (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                          (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Declaration;

                    (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                   (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                    (iv) no provision of this Declaration shall require the
                         Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                    (v) the Property Trustee's sole duty with respect to the custody, safe-keeping, and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                    (vi) the Property Trustee shall have no duty or liability
                         for or with respect to the value, genuineness, existence, or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                    (vii) the Property Trustee shall not be liable for any
                         interest on any money received by it except as it may otherwise agree with the Sponsor in writing. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

                  (viii) the Property Trustee shall not be responsible for
                         monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor; and

                    (ix) The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Debenture Issuer.

                 Section 3.10  Certain Rights of Property Trustee.

                 (a)      Subject to the provisions of Section 3.9:

                    (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed, sent, or presented by the proper party or parties;

                    (ii) any direction or act of the Sponsor or the Regular
                         Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate (or, with respect to the establishment of the terms and form of the Securities by the Regular Trustees, by a Trustees' Authorization Certificate);

                   (iii) whenever in the administration of this Declaration,
                         the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering, or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                    (iv) the Property Trustee shall have no duty to see to any recording, filing, or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling, or registration thereof;

                    (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                    (vi) the Property Trustee shall be under no obligation to
                         exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees, or custodians), and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                   (vii) the Property Trustee shall not be bound to make any
                         investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees, or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                    (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request instructions from the Holders of the Securities, the Regular Trustees, or the Sponsor which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right, or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in accordance with such instructions;

                    (xi) if no Trust Enforcement Event has occurred and is
                         continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in their Declaration or is unsure of the application of any provision of their Declaration, and the matter is not one on which Holders of Capital Securities are entitled under the Declaration to vote, then the Property Trustee may, but shall be under no duty to, take such action as is directed by the Sponsor and will have no liability except for its own bad faith, negligence or willful misconduct;

                   (xii) except as otherwise expressly provided by this
                         Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (xiii) the Property Trustee shall not be liable for any
                         action taken, suffered, or omitted to be taken by it without negligence, in good faith, and reasonably believed by it to be authorized or within the discretion, rights, or powers conferred upon it by this Declaration; and

                   (xiv) the Property Trustee shall have a lien prior to the
                         Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Property Trustee, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                 (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty, or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty, or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                 Section 3.11  Delaware Trustee.

                 Notwithstanding any other provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

                 Section 3.12  Execution of Documents.

                 Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

                 Section 3.13 Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures, or the Indenture.

                 Section 3.14  Duration of Trust.

                 The Trust shall exist until terminated pursuant to the provisions of Article 8 hereof.

                 Section 3.15  Mergers.

                 (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer, or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c) and Section 8.2.

                 (b) The Trust may, at the request of the Sponsor, without the consent of Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer, or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; provided that:

                        (i) if the Trust is not the successor, such successor entity (the "Successor Entity") either:

                          (A) expressly assumes all of the obligations of the Trust under the Securities; or

                          (B) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

                    (ii) the Sponsor expressly appoints a trustee of such
                         Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                   (iii) the Capital Securities or any Successor Securities are
                         listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Capital Securities are then listed or quoted, if any;

                    (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer, or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                    (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer, or lease does not adversely affect the rights, preferences, and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

                    (vi) such Successor Entity has a purpose substantially
                         identical to that of the Trust;

                   (vii) prior to such merger, consolidation, amalgamation,
                         replacement, conveyance, transfer, or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                          (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer, or lease does not adversely affect the rights, preferences, and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

                          (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer, or lease neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                          (C) following such merger, consolidation, amalgamation, or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor or any permitted successor or assignee
                         owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee; and

                    (ix) such Successor Entity expressly assumes all of the
                         obligations of the Trust with respect to the Trustees.

                 (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Securities, consolidate, amalgamate, merge with or into any other entity, or be replaced by, or convey, transfer, or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer, or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided beneficial ownership interest in the Debentures.

                 Section 3.16  Property Trustee May File Proofs of Claim.

                 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding, or otherwise:

                 (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                 (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

                 Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                    ARTICLE 4

                                     SPONSOR

                 Section 4.1 Responsibilities of the Sponsor.

                 In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                 (a) to prepare, execute, and file a registration statement on the appropriate form with the Commission relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act;

                 (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                 (c) to prepare for filing and cause the filing by the Trust and execute on behalf of the Trust, if the Sponsor deems it to be appropriate, of an application to The New York Stock Exchange or any other national stock exchange or the Nasdaq National Market or any foreign national stock exchange for listing or quotation upon notice of issuance of any Capital Securities; and

                 (d) to negotiate the terms of, and to execute on behalf of the Trust and deliver, an underwriting agreement providing for the sale of the Capital Securities.

                 Section 4.2 Compensation, Indemnification, and Expenses of the Trustee.

                 Pursuant to Sections 607 and 1009 of the Indenture, the Sponsor, in its capacity as Debenture Issuer, agrees:

                 (1) to pay to the Trustees from time to time such compensation as the Debenture Issuer and the Trustees shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) to reimburse the Trustees upon their request for all reasonable expenses, disbursements, and advances incurred or made by the Trustees in accordance with any provision of the Indenture (including the compensation and the expenses and disbursements of its agent and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Property Trustee and the Delaware Trustee and their respective officers, directors, employees, and authorized agents for, and to hold each of them harmless against, any loss, liability, or expense including taxes (other than taxes based upon, measured by or determined by the income of any Trustee) incurred without negligence or bad faith on the part of the Property Trustee, the Delaware Trustee, or their respective officers, directors, employees, and authorized agents, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending any of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.


                                    ARTICLE 5

                         TRUST COMMON SECURITIES HOLDER

                 Section 5.1  Debenture Issuer's Purchase of Common Securities.

                 On the Closing Date the Debenture Issuer will purchase all of the Common Securities issued by the Trust, for an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

                 Section 5.2  Covenants of the Common Securities Holder.

                 For so long as the Capital Securities remain outstanding, the Common Securities Holder will covenant (i) to maintain directly 100% ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate, or terminate the Trust, except as permitted by this Declaration, (iii) to use its reasonable best efforts to ensure that the Trust will not be an investment company for purposes of the Investment Company Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.


                                    ARTICLE 6

                                    TRUSTEES

                 Section 6.1  Number of Trustees.

                 The number of Trustees initially shall be five (5), and:

                 (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and


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                 (b) after the issuance of any Securities, the number of
Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that (1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law;
(2) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

                 Section 6.2  Delaware Trustee.

                 If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                 (a) a natural person who is a resident of the State of Delaware; or

                 (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                 Section 6.3  Property Trustee; Eligibility.

                 (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                    (i) not be an Affiliate of the Sponsor or any Person involved in the organization or operation of the Sponsor;

                    (ii) not offer or provide credit or credit enhancement to
                         the Trust; and

                    (iii) be a corporation organized and doing business under
                         the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(iii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                 (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall promptly resign in the manner and with the effect set forth in Section 6.6(c).

                 (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the Obliger referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                 (d) The Guarantee, the Indenture, the Debentures, and the Securities shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.


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                 Section 6.4 Qualifications of Regular Trustees and Delaware
Trustee Generally.

                 Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                 Section 6.5  Initial Regular Trustees.

                 The initial Regular Trustees shall be:

                 Milton D. Baughman, Beth A. Russell, and Paul V. Sebert, the business address of all of whom is c/o Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287.

                 Section 6.6  Appointment, Removal, and Resignation of Trustees.

                 (a) Subject to Section 6.6(b), Declaration Trustees may be appointed, removed, or replaced with or without cause at any time by the Sponsor, as the Common Securities Holder, except, however, if a Trust Enforcement Event has occurred and is continuing, then the Property Trustee and the Delaware Trustee may be removed at such time by the vote of the Holders of a Majority in Liquidation Amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities; provided, however, that in no event will the holders of the Capital Securities have the right to appoint, remove, or replace the Regular Trustees which rights are vested exclusively in the Sponsor, as Holder of the Common Securities.

                 (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.6(a) until a successor
Trustee possessing the qualifications to act as Delaware Trustee under Sections
6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

                 (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution, or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                    (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                          (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, and the resigning Property Trustee; or

                          (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                    (ii) no such resignation of the Trustee that acts as the
                         Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor, and the resigning Delaware Trustee.

                 (d) The Holders of the Common Securities shall use their best efforts promptly to appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.


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



                 (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 30 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                 (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                 (g) Upon the resignation or removal of the Property Trustee, such Property Trustee shall be paid all amounts due and owing.

                 Section 6.7  Vacancies among Trustees.

                 If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

                 Section 6.8  Effect of Vacancies.

                 The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence, or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

                 Section 6.9  Delegation of Power.

                 (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her, or its power for the purpose of executing any documents contemplated in Section 3.6, including making governmental filings.

                 (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                 Section 6.10 Merger, Conversion, Consolidation, or Succession to Business.

                 Any corporation into which the Property Trustee, the Delaware Trustee, or a Regular Trustee, if a legal entity, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from an merger, conversion, or consolidation to which the Property Trustee, the Delaware Trustee, or a Regular Trustee, if a legal entity, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the such Trustee shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto.


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                                    ARTICLE 7

                                 THE SECURITIES

                 Section 7.1  General Provisions Regarding Securities.

                 (a) The Regular Trustees shall on behalf of the Trust issue a class of capital securities representing undivided preferred beneficial ownership interests in the assets of the Trust (the "Capital Securities"), and a class of common securities representing undivided beneficial ownership interests in the assets of the Trust (the "Common Securities"). The aggregate Liquidation Amount of Capital Securities and Common Securities that may be issued by the Trust is unlimited; provided that the Common Securities outstanding at any time must have an aggregate Liquidation Amount with respect to the assets of the Trust equal to at least 3% of the assets of the Trust; and provided further that after the initial issuance of Capital Securities and Common Securities, the Trust may not issue additional Capital Securities or Common Securities unless the Trustees have received an opinion of counsel to the effect that the issuance of such securities will not affect the Trust's status as a grantor trust for United States federal income tax purposes.

                    (i) Capital Securities. The Capital Securities of the Trust have a Liquidation Amount with respect to the assets of the Trust of $________ per Capital Security. The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A- 1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom, or practice.

                    (ii) Common Securities. The Common Securities of the Trust
                         have a Liquidation Amount with respect to the assets of the Trust of $_______ per Common Security. The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom, or practice.

                 The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

                 (b) The Common Securities will rank pari passu with the Capital Securities and payment of Distributions on, and payments of the Redemption Price upon a redemption of, the Capital Securities and the Common Securities, as applicable, shall be made Pro Rata based on the Liquidation Amount of such Capital Securities and Common Securities; provided, however, that if on any date on which amounts payable on Distribution or redemption an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution, or Redemption Price on, any of the Common Securities, and no other payment on account of the redemption, liquidation, or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of amounts payable on redemption the full amount of the Redemption Price for all of the outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or payments of the Redemption Price upon a redemption of, the Capital Securities then due and payable.

                 (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed, or engraved or may be produced in any other manner as is reasonably


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



acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers, or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

                 A Capital Security Certificate shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Certificate has been authenticated under this Declaration.

                 Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Capital Securities Certificates for original issue.

                 The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate the Capital Securities Certificates. An authenticating agent may authenticate the Capital Securities Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

                 (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                 (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid, and non-assessable.

                 (f) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture, and the Debentures.

                 (g) The Securities shall have no preemptive or similar rights.

                 Section 7.2  Distributions.

                 (a) Holders of Securities shall be entitled to receive cumulative cash Distributions in U.S. dollars at a [fixed/variable] per annum rate on the stated Liquidation Amount equal to the [fixed/variable] per annum rate on the Debentures calculated on the basis of [a 360-day year consisting of twelve 30-day months/the actual number of days elapsed in a 360-day year.] For any period shorter than a full _______ period, Distributions will be computed on the basis of the actual number of days elapsed in such ___________ period. Distributions shall be made on the Capital Securities and the Common Securities on a Pro Rata basis. Distributions not paid on the scheduled payment date will accumulate and compound at the rate payable on the Debentures, to the extent permitted by applicable law ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions. If and to the extent that the Debenture Issuer makes a payment of interest (including Additional Interest (as defined in the Indenture)), premium, and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution (a "Distribution") of the Payment Amount to Holders, subject to the terms of Section 7.1(b).

                 (b) Distributions on the Securities will be cumulative, will accrue from the date of initial issuance, and will be payable [quarterly/semi-annually] in arrears on the last day of ______________ and ________________, commencing _____________, 19__, when, as, and if available for payment, by the Property Trustee, except as otherwise described below. If Distributions are not paid when scheduled, the accrued Distributions shall be paid to the Holders of record of Securities as they appear on the books and records of the Trust on the record date as determined under Section 7.2(c).

                 (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which relevant record date shall be, so long as the


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



Securities remain in book-entry form, one Business Day prior to the date of distribution, and in the event that the Securities are not in book-entry form, the fifteenth day of the month of the relevant date of distribution. In the event that any date on which Distributions are payable on the Securities is not a Business Day, payment of the Distribution payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                 Section 7.3 Redemption of Securities; Distribution of
Debentures.

                 (a) Upon the repayment or redemption, in whole or in part, of the Debentures, the proceeds from such repayment or redemption shall be applied by the Property Trustee to redeem a Like Amount of the Capital Securities at a redemption price equal to the aggregate Liquidation Amount of such Capital Securities plus an amount equal to accumulated and unpaid Distributions thereon through the date of the redemption or such lesser amount as shall be received by the Trust in respect of the Debentures so repaid or redeemed (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

                 (b) If, at any time, a Special Event shall occur and be continuing, the Sponsor may elect to, unless the Debentures are redeemed, within 90 days following the occurrence of such Special Event cause the dissolution of the Trust upon not less than 30 nor more than 60 days' notice and, after satisfaction of creditors, if any, cause the Debentures to be distributed to the holders of the Common Securities and the Capital Securities in liquidation of the Trust.

                 (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Capital Securities and the Common Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities will be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid distributions equal to accrued and unpaid Distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

                 Section 7.4  Redemption Procedures.

                 (a) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4, a Redemption/Distribution Notice shall be deemed to be given on the seventh day after such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                 (b) Except as provided in Section 7.1(b), if fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata. The particular Capital Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the Redemption Date by the Property Trustee from the outstanding Capital Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate, provided that so long as the Capital Securities are in book-entry form, such selection shall be made in accordance with the customary procedures for the Depository. The Property Trustee shall promptly notify the Trust registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the liquidation amount of such Capital Securities to be redeemed. The Trust may not redeem the Securities in part unless all accrued and unpaid interest has been paid in full on all Securities then outstanding plus accrued but unpaid interest to the date of redemption. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Security redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Capital Securities which has been or is to be redeemed.

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
                 (c) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 7.4 (which notice will be irrevocable), then (A) by 12:00 noon, New York City time, on the redemption date with respect to Global Securities, the Property Trustee, to the extent funds are available, will deposit irrevocably with the Depository (in the case of book-entry form Capital Securities) or its nominee (or successor Depository or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities held in the Depository and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities held through the Depository, and (B) with respect to Capital Securities and Common Securities issued in definitive form, the Property Trustee, to the extent funds are available, will irrevocably deposit with the Paying Agent for such Capital Securities and Common Securities funds sufficient to pay the relevant Redemption Price to the Holders and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to such Holders upon surrender of their certificates evidencing the Capital Securities or Common Securities. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                 Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer or exchange of any Securities that have been called for redemption, except in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

                 (d) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market, or by private agreement.

                 Section 7.5  Voting Rights of Capital Securities.

                 (a) Except as provided under this Article 7 and as otherwise required by the Business Trust Act, the Trust Indenture Act, and other applicable law, the Holders of the Capital Securities will have no voting rights.

                 (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Capital Securities have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority in aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

                 (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of record of Capital Securities has made a written request, such Holder of record of Capital Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Trust Enforcement Event has occurred and is continuing

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



and such event is attributable to the failure of the Debenture Issuer to make any required payment when due under the Indenture, then a Holder of Capital Securities may directly institute a proceeding against the Debenture Issuer for enforcement of such payment under the Indenture.

                 (d) The Property Trustee shall notify all Holders of the Capital Securities of any written notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.5(b)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                 (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of more than a majority in aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                 (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

                 (g) Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

                 (h) No vote or consent of the Holders of Capital Securities will be required for the Trust to redeem and cancel Capital Securities or distribute Debentures in accordance with the Declaration.

                 (i) Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned at such time by the Debenture Issuer or any Trustee or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Trustee, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding, provided, however that persons otherwise eligible to vote to whom the Debenture Issuer or any Trustee or any of their subsidiaries have pledged Capital Securities may vote or consent with respect to such pledged Capital Securities under any of the circumstances described herein.

                 (j) Holders of the Capital Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed, or replaced solely by the Debenture Issuer, as the Holder of all of the Common Securities.



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
                 Section 7.6  Voting Rights of Common Securities.

                 (a) Except as provided under Section 6.1(b) or this Section 7.6 or as otherwise required by the Business Trust Act, the Trust Indenture Act, or other applicable law or provided by the Declaration, the Holders of the Common Securities will have no voting rights.

                 (b) The Holders of the Common Securities are entitled, in accordance with Article 6 of the Declaration, to vote to appoint, remove, or replace any Trustee or to increase or decrease the number of Trustees.

                 (c) Subject to Section 2.6 of the Declaration and only after all Trust Enforcement Events with respect to the Capital Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority in aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial interest in the Debentures.

                 (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of record of Common Securities has made a written request, such Holder of record of Common Securities may, to the extent permitted by applicable law, directly institute a legal proceeding directly against the Debenture Issuer, as sponsor of the Trust, to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

                 (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

                 (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities, or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

                 (g) No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

                 Section 7.7  Paying Agent.

                 In the event that any Capital Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Capital Securities may be presented for payment (a "Paying Agent"). The Trust may appoint the Paying
Agent and may appoint additional Paying Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional Paying Agents. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain

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



another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as a Paying Agent. The Chase Manhattan Bank shall initially act as Paying Agent for the Capital Securities and The Chase Manhattan Bank will act as initial Paying Agent for the Common Securities. In the event the Property Trustee shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Regular Trustees and Debenture Issuer) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 60 days' written notice to the Property Trustee and the Debenture Issuer.

                 Section 7.8  Transfer of Securities.

                (a) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Capital Securities and of transfers of Capital Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided.

                (b) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, upon receipt of an order to authenticate, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                (c) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and, in the case of the Capital Securities, the Property Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                (d) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust duly executed, by the Holder thereof or his attorney duly authorized in writing.

                (e) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

                (f) If the Securities are to be redeemed in part, the Trust shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 7.4 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                Section 7.9  Mutilated, Destroyed, Lost, or Stolen Certificates.

                If:

                (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss, or theft of any Certificate; and

                (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor, and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.9, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

                 Section 7.10  Deemed Security Holders.

                 The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                 Section 7.11  Global Securities.

                 If the Trust shall establish that the Capital Securities are to be issued in global form (each, a "Global Security"), then a Regular Trustee on behalf of the Trust shall execute, upon receipt of an order to authenticate, and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Capital Securities to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Depository for such Global Security or Capital Securities or the nominee of such Depository, and (iii) shall be delivered by the Property Trustee to such Depository or pursuant to such Depository's instructions. Global Securities shall bear a legend substantially to the following effect:

                 "This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. Notwithstanding the provisions of
Section 7.8 of the Declaration, unless and until it is exchanged in whole or in part for Capital Securities in definitive registered form, a Global Security representing all or a part of the Capital Securities may not be transferred in the manner provided in Section 7.8 of the Declaration except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Every Capital Security delivered upon registration or transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above. Unless this certificate is presented by an authorized representative of the Depository to the Trust or its agent for registration of transfer, exchange or payment, and any certificate issued is registered such name as is requested by an authorized representative of the Depository (and any payment is to be made to such entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, ______________________, has an interest herein."

                 Definitive Capital Securities issued in exchange for all or a part of a Global Security pursuant to this Section 7.11 shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such definitive Capital Securities to the persons in whose names such definitive Capital Securities are so registered.

                 At such time as all interests in Global Securities have been redeemed, repurchased, or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Property Trustee in accordance with its standing procedures in effect from time to time and instructions existing between the Depository and the Custodian. At any time prior to such cancellation, if any interest in Global Securities is exchanged for definitive Capital Securities, redeemed, canceled, or transferred to a transferee who receives definitive Capital Securities therefor or any definitive Capital Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures in effect from time to time and instructions existing between the Depository and the Custodian, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee or the Custodian, at the direction of the Property Trustee, to reflect such reduction or increase.


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



                 The Trust and the Property Trustee may for all purposes, including the making of payments due on the Capital Securities, deal with the Depository as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depositary participants; provided that no such agreement shall give any rights to any person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depository as holder of Capital Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Capital Securities in excess of those held in the name of the Depository or its nominee.

                 If at any time the Depository for any Capital Securities represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depository for such Capital Securities or if at any time the Depository for such Capital Securities shall no longer be eligible under this Section 7.11, the Trust shall appoint a successor Depository with respect to such Capital Securities. If a successor Depository for such Capital Securities is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such Capital Securities be represented by one or more Global Securities shall no longer be effective and a Regular Trustee on behalf of the Trust shall execute, and the Property Trustee will authenticate and deliver Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Capital Securities representing such Capital Securities in exchange for such Global Security or Capital Securities.

                 The Trust may at any time and in its sole discretion determine that the Capital Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event a Regular Trustee on behalf of the Trust shall execute, and the Property Trustee, shall authenticate and deliver, Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Securities representing such Capital Securities, in exchange for such Global Security or Securities.

                 Notwithstanding any other provisions of this Declaration, Global Securities may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                 Interests of beneficial owners in Global Security may be transferred or exchanged for definitive Capital Securities and definitive Capital Securities may be transferred or exchanged for Global Securities in accordance with rules of the Depository.

                 Any Capital Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Custodian, the Depository, the National Association of Securities Dealers, Inc., the New York Stock Exchange, any other national stock exchange, the Nasdaq National Market, or any foreign national stock exchange in order for the Capital Securities to be tradeable on the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market or any foreign national stock exchange or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Capital Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Capital Securities are subject.


                                    ARTICLE 8

                      DISSOLUTION AND TERMINATION OF TRUST

                 Section 8.1  Dissolution and Termination of Trust.

                 (a)      The Trust shall dissolve upon the earliest of:


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



                     (i) ___________________, the expiration time of the Trust;

                     (ii) any liquidation, insolvency, or similar proceeding with respect to the Common Securities Holder or all or substantially all of its property;

                     (iii) the redemption of all of the Capital Securities in connection with the maturity or redemption of all of the Debentures;

                     (iv) the entry by a court of competent jurisdiction of an order for the dissolution of the Trust; and

                     (v)      upon the election of the Sponsor at any time.

                 The Property Trustee shall receive from the Sponsor prompt written notice of any event referred to in this Section 8.1(a).

                 (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                 (c) Upon an election to dissolve as provided in Section 8.1(a)(v), the Sponsor will have the right, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to cause the distribution of a Like Amount of corresponding Debentures to the Holders of Securities (subject to the Sponsor's receipt of prior approval of the Federal Reserve, if such approval is then required under applicable capital guidelines or policies of the Federal Reserve).

                 (d) Notice of dissolution pursuant to Section 8.1(a)(ii) shall be provided to the Holders of the Securities by the Declaration Trustees within thirty (30) days of such event.

                 (e) The provisions of Section 3.9 and Article 9 shall survive the termination of the Trust.

                 Section 8.2 Liquidation Distribution Upon Dissolution of the Trust.

                 (a) If an early dissolution occurs for any reason other than the maturity or redemption of all of the Debentures, the Trust shall be liquidated by the Declaration Trustees as expeditiously as the Declaration Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount of the corresponding Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to, in the case of holders of Capital Securities, the aggregate of the Liquidation Amount plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

                 (b) If such Liquidation Distribution can be paid only in part because such Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, the amounts payable directly by the Trust on the Capital Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such liquidation Pro Rata with the Holders of the Capital Securities, except that if an Indenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities.

                 (c) After the liquidation date is fixed for any distribution of corresponding Debentures for Capital Securities, (i) such Capital Securities will no longer be deemed to be outstanding; (ii) the Depository or its nominee, as a record holder of Capital Securities, will receive a registered global certificate or certificates representing the corresponding Debentures to be delivered upon such distribution; and (iii) any certificates representing Capital Securities held in certificated form will be deemed to represent the corresponding Debentures having a principal amount equal to the Liquidation Amount of Capital Securities, bearing accrued and unpaid interest in an amount equal to the accrued and unpaid distributions on Capital Securities until such certificates are presented for cancellation. At that time, the Sponsor will issue to such Holder, and the Debenture Trustee will authenticate, a certificate representing such Debentures.


                                    ARTICLE 9

                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES, OR OTHERS

                 Section 9.1  Liability.

                 (a) Except as expressly set forth in this Declaration, the Guarantee, and the terms of the Securities, the Sponsor and the Holder of the Common Securities:

                     (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                     (ii) shall not be required to pay to the Trust or to any
                          Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                 (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                 (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                 Section 9.2  Exculpation.

                 (a) No Indemnified Person shall be liable, responsible, or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage, or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable or any such loss, damage, or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                 (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports, or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports, or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                 Section 9.3  Fiduciary Duty.

                 (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property

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



Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                 (b)       Unless otherwise expressly provided herein:

                      (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                      (ii) whenever this Declaration or any other agreement
                           contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action, or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction, or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action, or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                 (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                      (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                      (ii) in its "good faith" or under another express
                           standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                 Section 9.4  Indemnification.

                 (a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                       (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture
Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue, or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the

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



adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                      (iii) Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit, or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                       (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative, or investigative action, suit, or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel, or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel, or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

                        (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                       (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

                      (vii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer, or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee, or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                      (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

                 (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) an Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees, or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration.

                 Section 9.5  Outside Businesses.

                 Any Covered Person, the Sponsor, and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, or any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, and any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person and any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE 10

                                   ACCOUNTING

                 Section 10.1  Fiscal Year.

                 The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                 Section 10.2  Certain Accounting Matters.

                 (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records, and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

                 (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                 (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United

States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

                 Section 10.3  Banking.

                 The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

                 Section 10.4  Withholding.

                 The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state, and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE 11

                             AMENDMENTS AND MEETINGS

                 Section 11.1  Amendments.

                 (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and (ii) by the Property Trustee if the amendment affects the rights, powers, duties, obligations, or immunities of the Property Trustee; (iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations, or immunities of the Delaware Trustee; and (iv) the Sponsor.

                 (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                     (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                     (ii) unless, in the case of any proposed amendment which
                          affects the rights, powers, duties, obligations, or immunities of the Property Trustee, the Property Trustee shall have first received:

                          a. an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                          b. an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                      (iii) to the extent the result of such amendment would be to:

                          (A) cause the Trust to be classified other than as a grantor trust for United States federal income tax purposes;

                          (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                          (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

                 (c) This Declaration may also be amended by the Holders of a Majority in Liquidation Amount of the Common Securities and the Regular Trustees with (i) the consent of Holders representing not less than a Majority in Liquidation Amount of the outstanding Capital Securities, and (ii) receipt by the Regular Trustees of an opinion of counsel (who may be counsel to the Sponsor or the Trust) to the effect that such amendment or the exercise of any power granted to the Regular Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company, provided, however, that without the consent of each Holder of Securities affected thereby, the Declaration may not be amended to (i) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

                 (d) Notwithstanding Section 11.1(c), this Declaration may be amended by the Holders of a majority of the Common Securities and the Regular Trustees, without the consent of the Holders of the Securities:

                    (i) to cure any ambiguity, correct or supplement any provisions in this Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

                    (ii) to modify, eliminate, or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified as a grantor trust and will not be taxable as a corporation for United States federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act, provided that such action does not adversely affect the interests of Holders of the Capital Securities; or

                    (iii) to conform to any change in Rule 3a-7 under the
                          Investment Company Act or written change in interpretation or application of such Rule 3a-7 by any legislative body, court, government agency, or regulatory authority which amendment does not have a material adverse effect on the rights, preferences, or privileges of the Holders.

provided, however, that such action shall not adversely affect in any material respect the interests of any Holder of Capital Securities or Common Securities, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders of Capital Securities and Common Securities.

                 (e) Notwithstanding any provision of this Declaration, the right of any Holder of Trust Securities to receive payment of Distributions and other payments upon redemption or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of Trust Securities shall be entitled to such relief as can be given either at law or equity.

                 Section 11.2 Meetings of the Holders of Securities; Action by Written Consent.

                 (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities, or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                 (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

                      (i) Notice of any such meeting shall be given to all the
                          Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent, or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent, or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                     (ii) Each Holder of a Security may authorize any Person
                          to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting, or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                    (iii) Each meeting of the Holders of the Securities shall
                          be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                     (iv) Consistent with the Business Trust Act, this
                          Declaration, the terms of the Securities, the Trust Indenture Act, or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place, or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy, or any other matter with respect to the exercise of any such right to vote.

Except as provided herein and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation, and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Certificates be construed so as to constitute the Holders from time to time as members of an association.

                 (c) So long as any Debentures are held by the Property Trustee on behalf of the Trust, the Declaration Trustees shall not (i) direct the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Debentures, (ii) waive any past default that may be waivable under the Indenture, (ii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification, or termination of the Indenture of the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Capital Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of the Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities except pursuant to a subsequent vote of Holders of Capital Securities. The Property Trustee shall notify each Holder of record of Capital Securities of any written notice of default which it receives with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of Capital Securities, prior to taking any of the foregoing actions, the Declaration Trustees shall receive an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes on account of such action.

                 (d) Notwithstanding anything to the contrary contained in this Declaration, no vote or consent of the Holders of Capital Securities will be required for the Trust to redeem and cancel the Capital Securities in accordance with this Declaration.

                 (e) Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described in this Declaration, any Capital Securities that are owned by the Sponsor, the Declaration Trustees, or any Affiliate of the Sponsor or any Declaration Trustees, shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                                   ARTICLE 12

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

                 Section 12.1 Representations and Warranties of the Property Trustee.

                 The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                 (a) the Property Trustee is a corporation or bank duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                 (b) the Property Trustee satisfies the requirements set forth in Section 6.3(a);

                 (c) the execution, delivery, and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid, and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                 (d) the execution, delivery, and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

                 (e) no consent, approval, or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery, or performance by the Property Trustee of this Declaration.

                 Section 12.2 Representations and Warranties of the Delaware Trustee.

                 The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                 (a) the Delaware Trustee satisfies the requirements set forth in Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization;

                 (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration; and this Declaration under Delaware law constitutes a legal, valid, and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

                  (c) no consent, approval, or authorization of, or registration with or notice to, any State or federal banking authority is require for the execution, delivery, or performance by the Delaware Trustee of this Declaration.


                                   ARTICLE 13

                                  MISCELLANEOUS

                 Section 13.1  Notices.

                 All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied, or mailed by registered or certified mail, as follows:

                 (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee, and the Holders of the Securities):

                          c/o      Huntington Bancshares Incorporated
                                   Huntington Center
                                   41 South High Street
                                   Columbus, Ohio 43287

                 (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee, and the Holders of the Securities):

                          Chase Manhattan Bank Delaware
                          1201 Market Street, 9th Floor
                          Wilmington, DE 19801

                 (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee, and the Holders of the Securities).

                 (d) if given to the Sponsor, at the mailing address set forth below (or such other address as the Sponsor may give notice of to the Property Trustee, the Delaware Trustee, and the Trust):

                                   Huntington Bancshares Incorporated
                                   Huntington Center
                                   41 South High Street
                                   Columbus, Ohio 43287
                                   Attn:  Judith D. Fisher

                 (e) if given to any Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or on the seventh day after being mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                 Section 13.2  Governing Law.

                 This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

                 Section 13.3 Intention of the Parties.

                 It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

                 Section 13.4  Headings.

                 Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                 Section 13.5  Successors and Assigns.

                 Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                 Section 13.6  Partial Enforceability.

                 If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                 Section 13.7  Counterparts.

                 This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                 Section 13.8  Undertaking for Costs.

                 In any suit for the enforcement of any right or remedy under this Declaration or in any suit against any Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 13.8 does not apply to a suit by a Trustee, a suit by a Holder to enforce its right to payment, or a suit by Holders of more than 10% in Liquidation Amount of the then outstanding Securities.

                 IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                      HUNTINGTON BANCSHARES INCORPORATED,
                                      as Sponsor and Common Securities Holder


                                      By:
                                         --------------------------------------
                                      Name:  Judith D. Fisher
                                      Title:  Executive Vice President


                                      THE CHASE MANHATTAN BANK,
                                        as Property Trustee


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      CHASE MANHATTAN BANK DELAWARE,
                                        as Delaware Trustee


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:





                                       ----------------------------------------
                                       Milton D. Baughman, as Regular Trustee



                                       ----------------------------------------
                                       Beth A. Russell, as Regular Trustee



                                       ----------------------------------------
                                       Paul V. Sebert, as Regular Trustee